Acquisitions and Divestitures	9 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions
Blackwater Terminals
Effective December 17, 2013, we acquired Blackwater, consisting of AL Blackwater, LLC ("ALB"), a Delaware limited liability company, Blackwater Midstream Holdings LLC, a Delaware limited liability company and a majority owned subsidiary of ALB, and Blackwater Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Partnership. Blackwater owns and operates 1.3 million barrels of storage capacity across four terminal sites located in Westwego, Louisiana; Brunswick, Georgia; Harvey, Louisiana; and Salisbury, Maryland.

The Merger of Blackwater represents a transaction between entities under common control and a change in reporting entity. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period or date of common control. Therefore, net assets received were recorded at their historical book value of $22.7 million as of the date common control was established which is April 15, 2013.
On July 10, 2013, Blackwater acquired and purchased from Chemtura Corporation approximately 56 acres of property and improvements located in Harvey, LA for $2.5 million (the "Harvey assets"). The land is adjacent to the Mississippi River and the assets include dormant storage tanks, unoccupied buildings, a barge dock and other improvements.

The Harvey assets when purchased did not include any employees, customer contracts, permits, licenses, offices, procedures, systems, or processes that had the ability to produce outputs; thus this asset purchase did not meet the definition of a business under the accounting guidance.

For the three and nine months ended September 30, 2013, Blackwater contributed $3.5 million and $6.3 million, respectively, of revenue and $0.1 million and $0.7 million, respectively, of net loss attributable to the Partnership's Terminals Segment, which are included in the condensed consolidated statement of operations.

High Point System
Effective April 15, 2013, our General Partner contributed the High Point System, consisting of 100% of the limited liability company interests in High Point Gas Transmission, LLC and High Point Gas Gathering, LLC. The High Point System entities own midstream assets consisting of approximately 700 miles of natural gas and liquids pipeline assets located in southeast Louisiana, in the Plaquemines and St. Bernard's Parishes, and the shallow water and deep shelf Gulf of Mexico, including the Mississippi Canyon, Viosca Knoll, West Delta, Main Pass, South Pass and Breton Sound zones. Natural gas is collected at more than 75 receipt points that connect hundreds of wells with an emphasis on oil and liquids-rich reservoirs.

The High Point System, along with $15.0 million in cash, was contributed to us by HPIP in exchange for 5,142,857 Series A Units. Of the $15.0 million cash consideration paid by HPIP, approximately $2.5 million was used to pay certain transaction expenses of HPIP, and the remaining approximately $12.5 million was used to repay borrowings outstanding under the Partnership's credit facility in connection with the Fourth Amendment. The contribution of the High Point System occurred concurrently with HPIP's acquisition of 90% of our General Partner and all of our subordinated units, which resulted in HPIP gaining control of our General Partner and a majority of our outstanding limited partner interests.

The fair value of the Series A Units on April 15, 2013 was $17.50 per unit, or a total of $90.0 million, and was issued by the Partnership in exchange for net cash of approximately $12.5 million and net assets of $61.9 million contributed to the Partnership by our General Partner. The contribution of net assets of the High Point System was accounted for as a transaction between entities under common control whereby the High Point System was recorded at historical book value. As such, the value of the Series A Units in excess of the net assets contributed by our General Partner amounted to $15.6 million and was allocated pro-rata to our General Partner and existing limited partners' interest based on their ownership interests.

The contribution is being treated as a transaction between entities under common control, under which the net assets received are recorded at their historical book value as of date of transfer. The following table presents the carrying value of the identified assets received and liabilities assumed at the acquisition date (in thousands):

Cash and cash equivalents	$1,935
Accounts receivable	3,629
Unbilled revenue	1,446
Other current assets	2,049
Property, plant and equipment, net	82,615
Other assets	1,000
Accounts payable	(11)
Accrued expenses and other current liabilities	(4,077)
Current portion of long-term debt	(893)
Asset retirement obligation liability	(25,763)
Total identifiable net assets	$61,930

Subsequent to the contribution, for the three and nine months ended September 30, 2013, the High Point System contributed $10.7 million and $19.7 million, respectively, of revenue and $1.2 million and $2.7 million, respectively, of net income attributable to the Partnership's Transmission Segment, which are included in the condensed consolidated statement of operations.

Chatom Gathering, Processing and Fractionation Plant
Effective July 1, 2012, we acquired an 87.4% undivided interest in the Chatom System from affiliates of Quantum Resources Management, LLC. The acquisition fair value consideration of $51.4 million includes a credit associated with the cash flow the Chatom System generated between January 1, 2012 and the effective date of July 1, 2012. The consideration paid by the Partnership consisted of cash, which was funded by borrowings under our credit facility.

The Chatom System is located in Washington County, Alabama, approximately 15 miles from our Bazor Ridge processing plant in Wayne County, Mississippi, and consists of a 25 MMcf/d refrigeration processing plant, a 1,900 Bbl/d fractionation unit, a 160 long-ton per day sulfur recovery unit, and a 29 mile gas gathering system. We believe the fractionating services provide flexibility to the Partnership's product and service offerings.

The following table presents the fair value of consideration transferred to acquire the Chatom System and the amounts of identified assets acquired and liabilities assumed at the acquisition date, as well as the fair value of the 12.6% noncontrolling interest in the Chatom System at the acquisition date (in thousands):

Cash	$51,377
Recognized amounts of identifiable assets acquired and liabilities assumed:
Unbilled revenue	$4,535
Property, plant and equipment	58,279
Asset retirement cost	452
Accounts payable	(399)
Accrued gas purchases	(3,631)
Asset retirement obligations	(452)
Noncontrolling interest	(7,407)
Total identifiable net assets	$51,377

The fair value of the property, plant and equipment and noncontrolling interests were estimated by applying a combination of the market and income approaches. These fair value measurements were based on significant inputs not observable in the market and thus represent a Level 3 measurement as defined by ASC 820. Primarily using the income approach, the fair value estimates were based on i) an assumed cost of capital of 9.25%, ii) an assumed terminal value based on the present value of estimated EBITDA, iii) an inflationary cost increase of 2.5%, iv) forward market prices as of July 2012 for natural gas and crude oil, v) a Federal tax rate of 35% and a state tax rate of 6.5%, and vi) an increase in processed and fractionated volumes in 2013, declining thereafter. Working capital was estimated using net realizable value. Accrued revenue was deemed to be fully collectible at July 1, 2012.

For the three and nine months ended September 30, 2013, our 87.4% undivided interest in the Chatom System contributed $14.6 million and $41.8 million, respectively, of revenue and $1.2 million and $3.6 million, respectively, of net income attributable to the Partnership, which are included in the condensed consolidated statement of operations.

For the three and nine months ended September 30, 2012, our 87.4% undivided interest in the Chatom System contributed $15.4 million of revenue and $2.1 million of net income attributable to the Partnership, which are included in the condensed consolidated statement of operations.

The following table presents unaudited pro forma consolidated information of the Partnership, adjusted for the acquisition of the Chatom System, as if the acquisition had occurred on January 1, 2011:

(unaudited, in thousands)	Nine months ended September 30, 2012
Revenue	$174,179
Net income	$1,422
Limited partners’ net income per unit	$0.14

These amounts have been calculated after applying the Partnership's accounting policies and adjusting the results to reflect i) additional depreciation and amortization that would have been charged assuming fair value adjustments to property, plant and equipment, ii) recording pro forma interest expense on debt that would have been incurred to acquire the Chatom System as of January 1, 2011, iii) the elimination of transaction costs included in the historical financial statement of the Partnership which were directly related to the acquisition and iv) the elimination of the noncontrolling interest holders' proportionate share of earnings. The unaudited pro forma adjustments are based on available information and certain assumptions we believe are reasonable.